Exhibit 99.1

Grant Thornton LLP 757 Third Avenue, 9th Floor New York, NY 10017 T 212.599.0100 F 212.370.4520 GrantThornton.com linkd.in/GrantThorntonUS twitter.com/GrantThorntonUS

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Management of Greenworks Lending LLC, Guggenheim Securities, LLC, PACEWell 3 LLC and PACEWell 2 LLC:

We have performed the procedures enumerated below, which were agreed to by Greenworks Lending LLC (the “Company”) and Guggenheim Securities, LLC (the “Placement Agent”), PACEWell 3 LLC (the “Issuer”) and PACEWell 2 LLC (together with the Company, the Placement Agent, and the Issuer, the “Specified Parties”), in their evaluation of certain information with respect to attributes of the PACE (Property Assessed Clean Energy) assets related to a proposed offering of certain classes of notes (the “Securitization Transaction”) to be issued by the Issuer. The sufficiency of these procedures is solely the responsibility of the parties specified in this report. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed and our findings are as follows.

On September 17, 2018, the Company provided us with a computer readable data file (the “Initial Data File”) containing certain characteristics of the 6 closed PACE assets selected by the Company for our review (the “Selected Assets”), which are listed on Appendix A. The Company provided us with periodic updates received up to and including October 29, 2018 (together with the “Initial Data File”, the “Database”). We performed the procedures indicated below on the Selected Assets.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•	the phrase “compared and agreed” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.
•	the phrase “recomputed” means, if applicable, we validated the number through mathematical calculation using the applicable information in the Database as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

Grant Thornton LLP U.S. member firm of Grant Thornton International Ltd

•	the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents provided to us by the Company were copies of: Financing Agreements, Assessment and Financing Agreement, Rural Health Information Hub, PACE Transaction Summaries and Closing Summaries.

 Database Agreed-Upon Procedures:

The Company provided us with the Database for purposes of the database agreed-upon procedures. The Selected Assets are listed on Appendix A. For each of the Selected Assets, Grant Thornton LLP performed comparisons from the Database, for certain characteristics, to information from the Source Documents.

The procedures we performed on the Selected Assets are listed below.

Number	Characteristic	Source Document (listed in order of application)	Procedure Performed
1	Building State	Financing Agreement, Assessment and Financing Agreement	Compared and Agreed
2	Opportunity Name	Financing Agreement, Assessment and Financing Agreement	Compared and Agreed
3	Taxing Entity	Financing Agreement, Assessment and Financing Agreement	Compared and Agreed
4	RUCA Code	PACE Transaction Summary, Rural Health Information Hub	Compared and Agreed
5	Property Type	PACE Transaction Summary	Compared and Agreed
6	DSCR	PACE Transaction Summary	Compared and Agreed
7	LiTV	PACE Transaction Summary	Compared and Agreed
8	DTV	PACE Transaction Summary	Compared and Agreed
9	Assessment Rate	PACE Transaction Summary	Compared and Agreed
10	Assessment Term	Financing Agreement, Assessment and Financing Agreement	Compared and Agreed
11	Prepayment Penalties	Financing Agreement, Assessment and Financing Agreement	Compared and Agreed
12	Financed Amount	PACE Transaction Summary, Financing Agreement	Compared and Agreed
13	Current Balance	PACE Transaction Summary, Financing Agreement	Compared and Agreed
14	Payments Per Year/Payment Frequency	PACE Transaction Summary, Financing Agreement	Compared and Agreed
15	First Repayment Bill Date	PACE Transaction Summary, Financing Agreement	Compared and Agreed
16	Construction Disbursement Remaining	PACE Transaction Summary, Financing Agreement, Closing Summary	Compared and Agreed
17	Interest Accrual Method	PACE Transaction Summary, Financing Agreement	Compared and Agreed
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We compared and agreed Characteristics 1 through 17 (as set forth in the Database) to the corresponding information set forth in the provided Source Documents. We noted no unresolved discrepancies between the Database and the Source Documents.

For the purposes of our procedures above, we assumed that differences of less than $1.00 or 0.01%, as applicable, were in agreement.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on certain information with respect to attributes of the Selected Assets relating to the offering of certain classes of notes by the Issuer. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements
•	Addressing the value of collateral securing any such assets being securitized
•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations
•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization
•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions
•	Forming any conclusion
•	Any other terms or requirements of the transaction that do not appear in this report.

This report is intended solely for the information and use of the specified parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

New York, New York
October 31, 2018

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Appendix A

PACE Asset Number	PACE Asset Name
1	1141 N Grand Ave
2	750 E Main St
3	240 Cards Pond Rd
4	410 West Elmore Ave.
5	137 Ethan Allen Highway
6	217 Washington Street (aka 150 Empire Street)

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